SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 12, 2000


                          LEISUREPLANET HOLDINGS, LTD.
               (formerly known as First South Africa Corp., Ltd.)
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


               Bermuda                     0-27494             Not Applicable
               -------                    --------             --------------
    (State or Other Jurisdiction         (Commission           (IRS Employer
          of Incorporation)               File No.)          Identification No.)


6100 Glades Road, Suite 305, Boca Raton, Florida                         33434
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(Address of Principal Executive Offices)                              (Zip Code)

        Registrant's telephone number, including area code (561) 479-0040


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

         On October 12, 2000 (the "Closing Date"), First South Africa Holdings PTY Ltd. ("FSA"), a wholly owned subsidiary of Leisureplanet Holdings, Ltd. (the "Company") disposed of all of the assets of its majority owned subsidiary First Lifestyle Holdings, Ltd., a South Africa corporation ("First Lifestyle") pursuant to an Asset Purchase Agreement dated September 26, 2000 (the
"Agreement") between FSA and minority shareholders of First Lifestyle (the "Sellers") and Ethos Private Equity, a South Africa corporation, Cornelius Roodt, a director of the Company, and certain other purchasers (the "Purchasers). Pursuant to the Agreement, the Sellers sold, and the Purchasers purchased, all of the assets of First Lifestyle for an aggregate purchase price of approximately $67,000,000 in cash, of which a pro rata share of approximately $34,000,000 is to be paid to FSA within fourteen (14) business days of the Closing Date.

         The Company today issued a press release regarding the closing of the Agreement and has submitted to Nasdaq a pro forma consolidated balance sheet assuming the sale of First Lifestyle and the liquidation of LPI, Ltd. effective as of June 30, 2000.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Pro Forma Financial Information and Exhibits.
                  ---------------------------------------------

          1.   Unaudited  Pro  Forma  Condensed   Combined   Balance  Sheet  for
               Leisureplanet Holdings, Ltd.

         (b)      Exhibits
                  --------

          1.   Press release dated October 12, 2000.

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


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 12, 2000

                               LEISUREPLANET HOLDINGS, LTD,


                               By: /s/ Clive Kabatznik
                                   ---------------------------------------------
                                    Name:  Clive Kabatznik
                                    Title: President and Chief Executive Officer


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


                                  EXIBIT INDEX

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Exhibit No.                  Description
-----------                  -----------
--------------------------------------------------------------------------------
99.1                         Press Release dated October 12, 2000
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                                       4

                          LEISUREPLANET HOLDINGS, LTD.

             PRO FORMA CONDENSED COMBINED BALANCE SHEET (UNAUDITED)

       The Proforma information presented below is to give a better understanding of the Balance Sheet position of the Company, assuming that the disposal of Lifestyle and the liquidation of LPI effective June 30, 2000.

      ---------------------------------------------------------------------------------------------------------------------
                                                             ASSETS
      ---------------------------------------------------------------------------------- ----------------------------------
                                                                                              JUNE 30, 2000
                                                                                                     $
      ---------------------------------------------------------------------------------- ----------------------------------
      CURRENT ASSETS
      ---------------------------------------------------------------------------------- ----------------------------------
               Cash and cash equivalents                                                    27,354,772
      ---------------------------------------------------------------------------------- ----------------------------------
               Prepaid expenses and other current assets                                     2,102,681
      ---------------------------------------------------------------------------------- ----------------------------------
                        TOTAL CURRENT ASSETS                                                29,457,453
      ---------------------------------------------------------------------------------- ----------------------------------
      Property, plant and equipment, net                                                        20,270
      ---------------------------------------------------------------------------------- ----------------------------------
      Other assets                                                                           7,602,339
      ---------------------------------------------------------------------------------- ----------------------------------
      Investments in Affiliates                                                              1,259,472
      ---------------------------------------------------------------------------------- ----------------------------------
      Intangible assets, net                                                                 1,210,564
      ---------------------------------------------------------------------------------- ----------------------------------
      Deferred charges                                                                         228,078
      ---------------------------------------------------------------------------------- ----------------------------------
                                                                                            39,778,176
      ---------------------------------------------------------------------------------------------------------------------
                                              LIABILITIES AND STOCKHOLDERS' EQUITY
      ---------------------------------------------------------------------------------- ----------------------------------
      CURRENT LIABILITIES
      ---------------------------------------------------------------------------------- ----------------------------------
               Bank overdraft                                                                  327,952
      ---------------------------------------------------------------------------------- ----------------------------------
               Current portion of long term debt                                             1,016,542
      ---------------------------------------------------------------------------------- ----------------------------------
               Accounts payable                                                                 87,459
      ---------------------------------------------------------------------------------- ----------------------------------
               Other provisions and accruals                                                 1,523,313
      ---------------------------------------------------------------------------------- ----------------------------------
               Dividends payable                                                               179,753
      ---------------------------------------------------------------------------------- ----------------------------------
                        TOTAL CURRENT LIABILITIES                                            3,135,019
      ---------------------------------------------------------------------------------- ----------------------------------
      Long term debt                                                                        14,025,000
      ---------------------------------------------------------------------------------- ----------------------------------
                        TOTAL LIABILITIES                                                   17,160,019
      ---------------------------------------------------------------------------------- ----------------------------------
      STOCKHOLDERS' EQUITY
      ---------------------------------------------------------------------------------- ----------------------------------
      Capital stock:                                                                            93,753
      ---------------------------------------------------------------------------------- ----------------------------------
      Additional paid-in capital                                                            62,888,148
      ---------------------------------------------------------------------------------- ----------------------------------
      Accumulated deficit                                                                  (29,000,140)
      ---------------------------------------------------------------------------------- ----------------------------------
      Accumulated Other Comprehensive Income                                               (11,363,604)
      ---------------------------------------------------------------------------------- ----------------------------------
                        TOTAL STOCKHOLDERS' EQUITY                                          22,618,157
      ---------------------------------------------------------------------------------- ----------------------------------
                                                                                            39,778,176
      ---------------------------------------------------------------------------------- ----------------------------------

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